                                                                      EXHIBIT 10
                        INTERNATIONAL HOUSE OF PANCAKES
                        -------------------------------
                         EMPLOYEE STOCK OWNERSHIP PLAN
                         -----------------------------

                  Amendment No. 4 to Amended and Restated Plan
                  --------------------------------------------

     WHEREAS, IHOP Corp. (the "Company") has adopted the International House of Pancakes Employee Stock Ownership Plan (the "Plan") for the benefit of its employees; and

     WHEREAS, it is desirable to amend the Plan to clarify the forfeiture provisions of the Plan.

     NOW, THEREFORE, the Plan is hereby amended as follows, effective as of December 30, 1996:

     1. Section 2 is amended by restating the definition of "Forfeitures" to read as follows:

Forfeiture...............           The nonvested portion of a Participant's
                                    Accounts which does not become part of his Capital Accumulation and which are forfeited under Section 10(b).

    2. Section 10(b) is amended by restating the first sentence thereof to read as follows:

     If a participant is not fully vested in the final balances in his Accounts, the nonvested portion of his Account balances will become a Forfeiture as of the date on which he incurs a one-year Break in Service.

     3. Section 10(c) is amended by restating the first sentence thereof to read as follows:

     If a Participant is reemployed prior to the occurrence of a five-consecutive-year Break in Service, the portion of his Accounts (attributable to the prior period of Service) that was forfeited shall be restored as if there had been no Forfeiture.

     4. Section 10 is amended by adding the following subsection (d) at the end thereof:

          (d) Vesting Upon Reemployment - If a Participant who is not 100%
              -------------------------
     vested receives a distribution of his Capital Accumulation prior to the occurrence of a five-consecutive-year Break in Service and he is re-employed prior to the occurrence of such a Break in Service, the portion of his Accounts which was not vested shall be maintained separately until he becomes 100% vested. His vested and nonforfeitable percentage in such separate Accounts upon his subsequent termination of Service shall be equal to:
                             X-Y
                           ---------
                            100%-Y

     For purposes of applying this formula, X is the vested percentage at the time of the subsequent termination, and Y is the vested percentage at the time of the prior termination.

     5.   Section 11(c) is restated to read as follows:

          (c) Reemployment - If a former Employee is reemployed after a one-year
              ------------
     Break in Service, new Accounts will be established to reflect his interest attributable to Service after the Break in Service.

     His Credited Service with respect to his new Accounts will include his Credited Service accumulated prior to the Break in Service after he completes one year of Credited Service following reemployment. In the case of an Employee who is reemployed after a five-year Break in Service and who has not attained a vested interest under the Plan, Service prior to the Break in Service shall not be included in determining his Credited Service. In the case of an Employee who is reemployed after a five-year Break in Service, Service after the Break in Service shall not be included in determining his Credited Service prior to the Break in Service.

     To record the adoption of this Amendment No. 4 to the amended and restated Plan, the Company has caused it to be executed this 26th day of August, 1997.

                         IHOP CORP.


                                               /s/ Richard K. Herzer
                                               --------------------------------
                                                   Richard K. Herzer*
                                                   President

                                               /s/ Mark D. Weisberger
                                               --------------------------------
                                                   Mark D. Weisberger*
                                                   Vice President-Legal,
                                                   Secretary and General Counsel

                                               /s/ Naomi K. Shively
                                               --------------------------------
                                                   Naomi K. Shively*
                                                   Vice President-Human
                                                   Resources


*Member ESOP Administrative Committee